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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2009

                          FIBERNET TELECOM GROUP, INC.
             (Exact name of Registrant as specified in its charter)

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           Delaware                      000-24661               52-2255974
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)
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  220 West 42nd Street, New York, New York               10036
  (Address of principal executive offices)   -----------------------------------
                                                      (Zip code)
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                                 (212) 405-6200
               (Registrant's telephone number including area code)


         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On June 16, 2009, FiberNet Telecom Group, Inc. (the "Company") received a proposal from RCN Corporation ("RCN") to acquire all of the outstanding shares of common stock of the Company for $12.50 per share in cash. The proposal is non-binding and subject to the completion of due diligence by RCN. A copy of the proposal is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 16, 2009, the Company's board of directors determined that this proposal qualifies RCN as an "Excluded Party" under the terms of the pending merger agreement with Zayo Group, LLC and the Company will continue discussions with RCN regarding its proposal. These discussions may be terminated at any time and there can be no assurance that the RCN proposal will result in the execution of a definitive agreement or the consummation of a transaction on the terms proposed in the letter or otherwise.

The Company's board of directors also cautioned that it was not making a recommendation with respect to the RCN proposal and reaffirmed its recommendation in favor of the pending merger with Zayo Group, LLC.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.


99.1 Letter from RCN Corporation to FiberNet Telecom Group, Inc., dated June 16, 2009


           IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ZAYO GROUP, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE.

Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company and Zayo Group through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement after it is filed with the SEC from the Company by contacting Investor Relations by telephone at (212) 405-6200, by mail at FiberNet Telecom Group, Inc. 220 W. 42nd Street, 13th Floor, New York, New York 10036, Attention: Investor Relations, by emailing investor.relations@ftgx.com, or on the Investors & Press section of the Company's website at www.ftgx.com.


                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

The Company and its directors and executive officers, Zayo Group and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on April 22, 2009. Investors may obtain additional information regarding the interest of Zayo Group and its directors and executive officers and the Company and its directors and executive officers in the


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proposed transaction by reading the Proxy Statement regarding such transaction when it becomes available.


              CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K about our expectation of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. These statements are not historical facts, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that our actual results and financial condition may differ, possibly materially, from our anticipated results and financial condition indicated in these forward-looking statements. In addition, certain factors could affect the outcome of the matters described in this Current Report on Form 8-K.

These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the Merger Agreement, (3) the inability to complete the Merger due to the failure to satisfy other conditions, (4) risks that the proposed transaction disrupts current plans and operations, and (5) the costs, fees and expenses related to the transaction. Additional information regarding risk factors and uncertainties affecting the Company is detailed from time to time in the Company's filings with the SEC, including, but not limited to, the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, available for viewing on the Company's website at www.ftgx.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this Current Report on 8-K and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FIBERNET TELECOM GROUP, INC.



                                        By: /s/ Charles S. Wiesenhart Jr.
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                                            Name:   Charles S. Wiesenhart Jr.
                                            Title:  Vice President--Finance and
                                                    Chief Financial Officer